                                                                    Exhibit 21.1
                    PHYSICIANS RESOURCE GROUP, INCORPORATED
                                SUBSIDIARY LIST


1.   PRG Holdings, Inc.  (General partner of Physicians Resource Group, Ltd.)
     ------------------
     Incorporated:  Nevada

2.   Physicians Resource Group Investments, Inc. (Limited partner of Physicians
     -------------------------------------------
     Resource Group, Ltd.)
     Incorporated:  Delaware

3.   Physicians Resource Group, Ltd.
     -------------------------------
     Incorporated:  Texas Limited Partnership

4.   Physicians Resource Group Realty, Inc. (Partner of Florida real estate
     --------------------------------------
     partnerships)
     Incorporated:  Delaware

5.   PRG Realty II, Inc. (Partner of Florida real estate partnerships)
     -------------------
     Incorporated:  Delaware

6.   Eyecorp, Inc.
     -------------
     Incorporated:  Tennessee

7.   The EyePA, Inc. (subsidiary of EyeCorp, Inc.)
     ---------------
     Incorporated:  Tennessee

8.   Eyecare Resource, Inc. (subsidiary of EyeCorp, Inc.)
     ----------------------
     Incorporated:  Tennessee

9.   Johnny Justice, Inc. (subsidiary of EyeCorp, Inc.)
     --------------------
     Incorporated:  Tennessee

10.  Rivergate Anesthesia, Inc. (subsidiary of EyeCorp, Inc.)
     --------------------------
     Incorporated:  Tennessee

11.  Rivergate Surgical Center, Inc. (subsidiary of EyeCorp, Inc.)
     -------------------------------
     Incorporated:  Tennessee

12.  Creve Coeur Surgery Center, Inc. (subsidiary of EyeCorp, Inc.)
     --------------------------------
     Incorporated:  Missouri

13.  American Ophthalmic, Inc.
     -------------------------
     Incorporated:  Florida

14.  American Ophthalmic of Alabama, Inc. (subsidiary of American Ophthalmic,
     ------------------------------------
     Inc.)
     Incorporated:  Alabama

15.  American Ophthalmic of Dothan, Inc. (subsidiary of American Ophthalmic,
     -----------------------------------
     Inc.)
     Incorporated:Alabama

16.  American Ophthalmic of Las Vegas, Inc. (subsidiary of American Ophthalmic,
     --------------------------------------
     Inc.)
     Incorporated:  Nevada

17.  American Ophthalmic of Nevada, Inc. (subsidiary of American Ophthalmic,
     -----------------------------------
     Inc.)
     Incorporated:  Nevada

18.  American Ophthalmic of Reno, Inc. (subsidiary of American Ophthalmic, Inc.)
     ---------------------------------
     Incorporated:  Nevada

19.  American Ophthalmic of Texas, Inc. (subsidiary of American Ophthalmic,
     ----------------------------------
     Inc.)
     Incorporated:  Texas

20.  American Ophthalmic of San Antonio, Inc. (subsidiary of American
     ----------------------------------------
     Ophthalmic, Inc.)
     Incorporated:  Texas

21.  American Ophthalmic of Southeast Texas, Inc. (subsidiary of American
     --------------------------------------------
     Ophthalmic, Inc.)
     Incorporated:  Texas

22.  American Ophthalmic of Temple, Inc. (subsidiary of American Ophthalmic,
     -----------------------------------
     Inc.)
     Incorporated:  Texas

23.  American Ophthalmic of Central Florida, Inc. (subsidiary of American
     --------------------------------------------
     Ophthalmic, Inc.)
     Incorporated:  Florida

24.  American Ophthalmic of Coral Gables, Inc. (subsidiary of American
     -----------------------------------------
     Ophthalmic, Inc.)
     Incorporated:  Florida

25.  American Ophthalmic of Tallahassee, Inc. (subsidiary of American
     ----------------------------------------
     Ophthalmic, Inc.)
     Incorporated:  Florida

26.  Central Florida Eye Surgery Associates, Inc. (subsidiary of American
     --------------------------------------------
     Ophthalmic, Inc.)
     Incorporated:  Florida

27.  Fort Lauderdale Eye Institute, Inc. (subsidiary of American Ophthalmic,
     -----------------------------------
     Inc.)
     Incorporated:  Florida

28.  AOI Network, Inc. (subsidiary of American Ophthalmic, Inc.)
     -----------------
     Incorporated:  Florida

29.  Glendale Eye Inc. (subsidiary of American Ophthalmic, Inc.)
     -----------------
     Incorporated:  California

30.  VI, Inc. (75% subsidiary of American Ophthalmic, Inc.)
     --------
     Incorporated:  Delaware

31.  American Surgery Centers of Alabama, Ltd. (partnership affiliation of
     -----------------------------------------
     American Ophthalmic, Inc.)
     Incorporated:  Alabama

32.  American Surgery Centers of Alabama, Inc. (subsidiary of American
     -----------------------------------------
     Ophthalmic, Inc.)
     Incorporated:  Alabama

33.  American Surgery Centers of Glendale, Ltd. (partnership affiliation of
     ------------------------------------------
     American Ophthalmic, Inc.)
     Incorporated:  California

34.  American Surgery Centers of Glendale, Inc. (subsidiary of American
     ------------------------------------------
     Ophthalmic, Inc.)
     Incorporated:  California

35.  Center for Advanced Eye Surgery, Ltd. (partnership affiliation of American
     -------------------------------------
     Ophthalmic, Inc.)
     Incorporated:  Florida

36.  American Surgery Centers of Sarasota, Inc. (subsidiary of American
     ------------------------------------------
     Ophthalmic, Inc.)
     Incorporated:  Florida

37.  Manatee Ophthalmic Joint Venture (partnership affiliation of American
     --------------------------------
     Ophthalmic, Inc.)
     Incorporated:  Florida

38.  American Surgery Centers of South Florida, Ltd. (partnership affiliation of
     -----------------------------------------------
     American Ophthalmic, Inc.)
     Incorporated:  Florida

39.  American Surgery Center of South Florida, Inc. (subsidiary of American
     ----------------------------------------------
     Ophthalmic, Inc.)
     Incorporated:  Florida

40.  American Surgery Centers of Coral Gables, Ltd. (partnership affiliation of
     ----------------------------------------------
     American Ophthalmic, Inc.)
     Incorporated:  Florida

41.  American Surgery Centers of Coral Gables, Inc. (subsidiary of American
     ----------------------------------------------
     Ophthalmic, Inc.)
     Incorporated:  Florida

42.  American Surgery Centers of Tallahassee, Ltd. (partnership affiliation of
     ---------------------------------------------
     American Ophthalmic, Inc.)
     Incorporated:  Florida

43.  American Surgery Centers of Tallahassee, Inc. (subsidiary of American
     ---------------------------------------------
     Ophthalmic, Inc.)
     Incorporated:  Florida

44.  American Surgery Centers of Las Vegas, Ltd. (partnership affiliation of
     -------------------------------------------
     American Ophthalmic, Inc.)
     Incorporated:  Nevada limited partnership

45.  American Surgery Center of Las Vegas, Inc. (subsidiary of American
     ------------------------------------------
     Ophthalmic, Inc.)
     Incorporated:  Nevada

46.  American Surgery Centers of South Texas, Ltd. (partnership affiliation of
     ---------------------------------------------
     American Ophthalmic, Inc.)
     Incorporated:  Texas limited partnership

47.  American Surgery Centers of San Antonio, Inc. (subsidiary of American
     ---------------------------------------------
     Ophthalmic, Inc.)
     Incorporated:  Texas

48.  Central Texas Day Surgery Center, Ltd. (partnership affiliation of American
     --------------------------------------
     Ophthalmic, Inc.)
     Incorporated:  Texas limited partnership

49.  American Surgery Centers of Temple, Inc. (subsidiary of American
     ----------------------------------------
     Ophthalmic, Inc.)
     Incorporated:  Texas

50.  AOI Surgery Centers of Charleston, Ltd.
     ---------------------------------------
     Incorporated:  West Virginia limited partnership

51.  AOI Surgery Centers of Charleston, Inc.
     ---------------------------------------
     Incorporated:  West Virginia

52.  VI, Inc. (subsidiary of American Ophthalmic, Inc.)
     --------
     Incorporated:  Delaware

53.  Vision International Refractive Surgery Limited Partnership (partnership
     -----------------------------------------------------------
     affiliation of American Ophthalmic, Inc.)
     Incorporated:  Delaware limited partnership

54.  VI, Limited Partnership (partnership affiliation of American Ophthalmic,
     -----------------------
     Inc.)
     Incorporated:  Delaware limited partnership

55.  Vision International Limited Partnership - Florida I (subsidiary of
     ----------------------------------------------------
     American Ophthalmic, Inc.)
     Incorporated:  Delaware limited partnership

56.  Vision International Limited Partnership - Missouri I (partnership
     -----------------------------------------------------
     affiliation of American Ophthalmic, Inc.)
     Incorporated:  Delaware limited partnership

57.  Vision International Limited Partnership - North Carolina I (partnership
     -----------------------------------------------------------
     affiliation of American Ophthalmic, Inc.)
     Incorporated:  Delaware limited partnership

ARIZONA
-------

58.  PRG Arizona, Inc.
     -----------------
     Incorporated:  Arizona

59.  Mohave Surgery Center, Inc.
     ---------------------------
     Incorporated:  Arizona

60.  PRG Arizona II, Inc.
     --------------------
     Incorporated:  Delaware

ARKANSAS
--------

61.  PRG Arkansas, Inc.
     ------------------
     Incorporated:  Delaware

CALIFORNIA
----------

62.  Eye Surgery Center of the Desert, Ltd.
     --------------------------------------
     Incorporated:  California limited partnership

63.  PRG California, Inc.
     --------------------
     Incorporated:  Delaware

64.  PRG California I, Inc.
     ----------------------
     Incorporated:  Delaware

65.  PRG California II, Inc.
     -----------------------
     Incorporated:  Delaware

66.  PRG California III, Inc.
     ------------------------
     Incorporated:  Delaware

67.  PRG California IV, Inc.
     -----------------------
     Incorporated:  California

68.  Superior Eye Care, Inc.
     -----------------------
     Incorporated:  California

FLORIDA
-------

69.  PRG Florida, Inc.
     -----------------
     Incorporated:  Florida

70.  G.C.R. Investors
     ----------------
     Incorporated:  Florida

71.  Central Florida Eye Associates
     ------------------------------
     Incorporated:  Florida

72.  PRG Florida I, Inc.
     -------------------
     Incorporated:  Florida

73.  PRG Florida II, Inc.
     --------------------
     Incorporated:  Florida

74.  PRG Florida III, Inc.
     ---------------------
     Incorporated:  Florida

75.  PRG Florida IV, Inc.
     --------------------
     Incorporated:  Florida

76.  PRG Florida V, Inc.
     -------------------
     Incorporated:  Florida

77.  PRG Florida VI, Inc.
     --------------------
     Incorporated:  Florida

78.  PRG Florida VII, Inc.
     ---------------------
     Incorporated:  Florida

79.  PRG Florida VIII, Inc.
     ----------------------
     Incorporated:  Florida

80.  PRG Florida IX, Inc.
     --------------------
     Incorporated:  Florida

81.  PRG Florida X, Inc.
     -------------------
     Incorporated:  Florida

82.  PRG Florida XI, Inc.
     --------------------
     Incorporated:  Florida

83.  PRG Florida XII, Inc.
     ---------------------
     Incorporated:  Delaware


84.  Melbourne Eye Associates, Inc. (Subsidiary of PRG Florida XII, Inc.)
     ------------------------------
     Incorporated:  Florida

85.  Melbourne Eye Associates of Brevard, Inc. (Subsidiary of PRG Florida XII,
     -----------------------------------------
     Inc.)
     Incorporated:  Florida


GEORGIA
-------

86.  PRG Georgia, Inc.
     -----------------
     Incorporated:  Delaware


ILLINOIS
--------

87.  PRG Illinois I, Inc.
     --------------------
     Incorporated:  Illinois

88.  PRG Illinois II, Inc.
     ---------------------
     Incorporated:  Illinois

89.  PRG Illinois III, Inc.
     ----------------------
     Incorporated:  Illinois


KENTUCKY
--------

90.  PRG Kentucky, Inc.
     ------------------
     Incorporated:  Kentucky


NEVADA
------

91.  PRG Nevada, Inc.
     ----------------
     Incorporated:  Delaware

92.  PRG Nevada I, Inc.
     ------------------
     Incorporated:  Nevada

93.  PRG Nevada II, Inc.
     -------------------
     Incorporated:  Nevada

94.  PRG Nevada III, Inc.
     --------------------
     Incorporated:  Nevada

NEW JERSEY
----------

95.  PRG New Jersey, Inc.
     --------------------
     Incorporated:  Delaware


NORTH CAROLINA
--------------

96.  PRG North Carolina, Inc.
     ------------------------
     Incorporated:  North Carolina


OHIO
----

97.  PRG Ohio, Inc.
     --------------
     Incorporated:  Delaware

98.  PRG Ohio II, Inc.
     -----------------
     Incorporated:  Ohio

99.  PRG Ohio III, Inc.
     ------------------
     Incorporated:  Ohio

100. PRG Ohio, L.P.
     --------------
     Incorporated:  Limited partnership

101. PRG Ohio IV, Inc.
     -----------------
     Incorporated:  Delaware

102. PRG Ohio V, Inc.
     ----------------
     Incorporated:  Ohio


OKLAHOMA
--------

103. PRG Oklahoma, Inc.
     ------------------
     Incorporated:  Oklahoma

104. PRG Oklahoma I, Inc.
     --------------------
     Incorporated:  Delaware


SOUTH CAROLINA
--------------

105. PRG South Carolina, Inc.
     ------------------------
     Incorporated:  South Carolina


TENNESSEE
---------

106. PRG Tennessee, Inc.
     -------------------
     Incorporated:  Delaware

107. PRG Tennessee I, Inc.
     ---------------------
     Incorporated:  Tennessee

108. PRG Tennessee II, Inc.
     ----------------------
     Incorporated:  Delaware

109. PRG Tennessee III, Inc.
     -----------------------
     Incorporated:  Tennessee

110. Van Dyck Ambulatory Surgery Center, Inc.
     ----------------------------------------
     Incorporated:  Tennessee


TEXAS
-----

111. Ophthalmic Laser Center, L.L.C.
     -------------------------------
     Incorporated:  Texas

112. Sun Valley Acquisition Corporation
     ----------------------------------
     Incorporated:  Texas

113. Texas PRG, Inc.
     ---------------
     Incorporated:  Delaware

114. Texas PRG I, Inc.
     -----------------
     Incorporated:  Delaware

115. Texas PRG II, Inc.
     ------------------
     Incorporated:  Delaware

116. Texas PRG III, Inc.
     -------------------
     Incorporated:  Delaware

117. Texas PRG IV, Inc.
     ------------------
     Incorporated:  Delaware

118. Texas PRG V, Inc.
     -----------------
     Incorporated:  Delaware

119. Texas PRG VI, Inc.
     ------------------
     Incorporated:  Delaware

120. Texas PRG VII, Inc.
     -------------------
     Incorporated:  Delaware

121. Texas PRG VIII, Inc.
     --------------------
     Incorporated:  Delaware

122. Texas PRG IX, Inc.
     ------------------
     Incorporated:  Texas

123. Texas PRG X, Inc.
     -----------------
     Incorporated:  Texas

124. Texas PRG XI, Inc.
     ------------------
     Incorporated:  Texas

125. Texas PRG XII, Inc.
     -------------------
     Incorporated:  Texas

126. Texas PRG XIII, Inc.
     --------------------
     Incorporated:  Texas

127. Texas PRG XIV, Inc.
     -------------------
     Incorporated:  Texas

128. Texas PRG XV, Inc.
     ------------------
     Incorporated:  Texas

129. Texas PRG XVI, Inc.
     -------------------
     Incorporated:  Texas